                                                              EXHIBIT 10(l)

                         AGREEMENT TO PROVIDE INSURANCE

-------------------------------------------------------------------------------------------------------
   Principal    Loan Date    Maturity    Loan No   Call     Collateral   Account     Officer   Initials
-------------------------------------------------------------------------------------------------------
$3,000,000.00   04-06-1998  06-15-1999   43262       4         330                    SCA
-------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-------------------------------------------------------------------------------------------------------

BORROWER: Credit Concepts, Inc.           LENDER:  Pacific Continental Bank
          2149 Centennial Plaza, Suite 2           P.O. Box 10727
          Eugene, OR 97401                         Eugene, OR 97440

-------------------------------------------------------------------------------

INSURANCE REQUIREMENTS. Credit Concepts, Inc. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral:    All Inventory and Equipment, including including, but not
                   limited to, all promissory notes, loans receivable, notes receivable, installment contracts, security agreements and motor vehicle titles related to any of the foregoing vehicle loans; and furniture.
               Type.  All risks, including fire, theft and liability.
               Amount.  Full insurable value.
               Basis.  Replacement value.
               Endorsements.  Lender's loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender.
               Deductibles. $250.00.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender.

PROVISION OF INSURANCE. Grantor agrees to deliver to Lender, ten (10) days from the date of this Agreement, evidence of the required insurance as provided above, with an effective date of December 15, 1997, or earlier.

------------------------------------------------------------------------------
                                    WARNING

Unless GRANTOR provides Lender with evidence of the insurance coverage as required by Grantor's security documents, Lender may purchase insurance at Grantor's expense to protect Lender's interest. This insurance may, but need not, also protect Grantor's interest. If the collateral becomes damaged, the coverage Lender purchases may not pay any claim Grantor makes or any claim made against Grantor. Grantor may Later cancel this coverage by providing evidence that Grantor s obtained property coverage elsewhere. Grantor will be responsible for the cost of any insurance purchased by Lender. The cost of this insurance may be added to Grantor's Indebtedness. If the cost is added to Grantor's Indebtedness, the interest rate on the underlying Indebtedness will apply to this added amount. The effective date of coverage may be the date Grantor's prior coverage lapsed or the date Grantor failed to provide proof of coverage. The coverage Lender purchases may be considerably more expensive than insurance Grantor can obtain on Grantor's own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.
-------------------------------------------------------------------------------

     AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

     GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED APRIL 6, 1998.

GRANTOR:

CREDIT CONCEPTS, INC.
By:  /s/ Tom W. Palmer                       By:  /s/ Eugene C. Albert
     ---------------------------                  ---------------------------
     Thomas W. Palmer, President                  Eugene C. Albert, Secretary

-------------------------------------------------------------------------------
                             FOR LENDER USE ONLY
                            INSURANCE VERIFICATION

DATE:_____________________                          PHONE: __________________
AGENT'S NAME: ____________________________________
INSURANCE COMPANY: ______________________________________________________
POLICY NUMBER: _______________________________________________________________
EFFECTIVE DATES: _____________________________________________________________
COMMENTS: ____________________________________________________________________

-------------------------------------------------------------------------------